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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             CSI Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                       NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                                       TO BE HELD ON JULY 24, 2003

TO THE STOCKHOLDERS OF CSI TECHNOLOGIES:

     Notice is hereby given that the Special Meeting of Stockholders (the "Special Meeting") of CSI Technologies, Inc., a Nevada corporation (the "Company") will be held at the offices of the Company at 17650 North 25th Avenue, Phoenix, AZ 85023, on July 24, 2003, beginning at 9:00 a.m. Pacific Daylight Time. The Special Meeting is being held for the following purpose:

     1. AMENDMENT TO ARTICLES OF INCORPORATION. To approve an amendment to the Company's Articles of Incorporation, as amended, (i) to amend Article One to change the name of the Company to CSI Technologies, Inc. and (ii) to amend Article Four to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established; and

     2. OTHER BUSINESS. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

     The amendment to the Articles of Incorporation is more fully described in the Proxy Statement accompanying this Notice. Stockholders of record at the close of business on July 9, 2003 are entitled to receive notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Information relating to the matter to be considered and voted on at the Special Meeting is provided in the Proxy Statement accompanying this Notice.

                                      By Order of the Board of Directors

                                      James Keaton, Jr.
                                      CHAIRMAN AND PRESIDENT
Phoenix, Arizona
July __, 2003

To be mailed to Stockholders on or about July 9, 2003.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHTS TO REVOKE SUCH PROXY OR TO VOTE IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THIS MEETING.


  Headquarters 17650 North 25th Avenue * Phoenix, Arizona 85023 * 602.866.7227

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ABOUT THE MEETING ..........................................................   1
     What is the purpose of the special meeting? ...........................   1
     Who is entitled to vote? ..............................................   1
     Who can attend the meeting? ...........................................   1
     What constitutes a quorum? ............................................   1
     How do I vote? ........................................................   2
     Can I change my vote after I return my proxy card? ....................   2
     What are the Board's recommendations? .................................   2
SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT ...................   2
PROPOSAL AMENDMENT TO THE COMPANY'S CERTIFICATION OF INCORPORATION .........   3
     What vote is required? ................................................   3
     Reasons for the Name Change ...........................................   4
     Reasons for authorized issuance of preferred stock and vested
       authority in the Board ..............................................   4
     Common Stock issued and outstanding ...................................   5
     Effects of the Name Change ............................................   5
     Effects of the  authorized issuance of preferred stock and vested
       authority in the Board ..............................................   5
     Appraisal Rights ......................................................   6
     Payment of Dividends ..................................................   6
STOCKHOLDER PROPOSALS AND NOMINATIONS ......................................   6
OTHER MATTERS ..............................................................   7
APPENDIX A .................................................................   8

                          SPECIAL STOCKHOLDERS MEETING

                                 PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement contains information related to the solicitation by the Board of Directors (the "Board") of CSI Technologies, Inc. (the "Company") of proxies in the accompanying form for use in voting at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held on July 24, 2003, beginning at 9:00 a.m. Pacific Daylight Time at the offices of the Company at 17650 North 25th Avenue, Phoenix, AZ 85023, and at any adjournments or postponements thereof.

     THE ENCLOSED PROXY IS BEING SOLICITED BY OUR BOARD OF DIRECTORS. The proxy materials relating to the Special Meeting are first being mailed to stockholders entitled to vote at the Special Meeting on or about July 9, 2003.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, July 9, 2003, (the "Record Date") are entitled to receive notice of the Special Meeting and to vote the shares that they held on that date at the Special Meeting, or any postponement or adjournment thereof. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Special Meeting.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please note that if you hold shares in "street name," that is through a broker or other nominee, you will need to bring a copy of the brokerage statement reflecting your stock ownership as of the record date.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our Common Stock on the record date will constitute a quorum. As of June 25, 2003 there were 6,558,544 shares of our Common Stock issued and outstanding. We believe that abstentions and broker non-votes should be counted for purposes of determining if a quorum is present at the Special Meeting for the transaction of business.

     If less than a majority of the outstanding shares of common stock entitled to vote are represented at the meeting, a majority of the votes present (either in person or by proxy) at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

REGISTERED SHAREHOLDERS

     o If you complete and properly sign the accompanying proxy card, and return it to us, it will be voted as you direct.

     o If you wish to vote at the meeting, you may deliver your completed proxy card in person or may vote by ballot in person at the annual meeting.

"STREET NAME" SHAREHOLDERS

     o If you complete and properly sign the accompanying proxy card, and return it to us, it will be voted as you direct.

     o If you wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares.

     o Alternatively, you may vote by phone or online in accordance with the instructions set forth on the proxy card.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card or voted by telephone or online, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT IS THE PROPOSAL THAT IS BEING VOTED UPON AND THE BOARD'S RECOMMENDATION?

     The Board is asking the stockholders to approve an amendment to the Company's Articles of Incorporation, as amended, (i) to amend Article One to effect a change of the Company name to "CSI Technologies, Inc.", and (ii) to amend Article Four to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established (the "Proposal"). The amendment to the Company's Articles of Incorporation will require the affirmative vote of a majority of the issued and outstanding shares of the Common Stock of the Company entitled to vote on the proposal. Abstentions and broker non-votes effectively count as votes against the proposal.

     James Keaton, Jr., the Company's President, owned 77.9% of the Common Stock as of June 25, 2003. Mr. Keaton's Common Stock holdings are sufficient to approve the amendment to the Company's Articles of Incorporation, as amended,
(i) to effect a change of the Company name to "CSI Technologies, Inc.", and (ii) to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established. We anticipate that Mr. Keaton will vote FOR the Proposal.

     If no specification is made on the proxy as to the Proposal, the shares represented by the proxy will be voted FOR the approval of the amendment to the Company's Articles of Incorporation, as amended, (i) to effect a change of the Company name to "CSI Technologies, Inc.", and (ii) to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established, and with respect to any other matters that may come before the Special Meeting, at the discretion of the proxy holders.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered the beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

     This table sets forth information regarding the beneficial ownership of our Common Stock as of June 25, 2003 by:

     o Each person known by us to be a beneficial owner of more than 5% of the outstanding shares of our common stock;
     o    Each of our directors;
     o Our President and our next four most highly compensated executive officers whose salaries and bonus for 2002 exceeded $100,000; and
     o    All of our current directors and executive officers as a group.

     Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned, and the address of each of the listed stockholders is 17650 North 25th Avenue, Phoenix, AZ 85023.

     The percentage of beneficial ownership for each stockholder is based on 6,558,544 shares of Common Stock outstanding as of June 25, 2003. Shares subject to options or warrants which are exercisable within 60 days of June 25, 2003 are deemed to be outstanding, even if the exercise price is more than the current public trading price, and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding or beneficially owned for the purpose of computing the percentage ownership of any other person. An asterisk (*) indicates ownership of less than 1%.

Name and Address              Amount of                     Percentage
of Beneficial Owner           Beneficial Ownership          of Class Outstanding
-------------------           --------------------          --------------------
James Keaton, Jr.                5,110,000                        77.9%
17650 North 25th Avenue
Phoenix, AZ 85023

Steve Tappan                       100,000(1)                     1.52%
17650 North 25th Avenue
Phoenix, AZ 85023

Ron Conquest                       229,781(2)                     3.50%
17650 North 25th Avenue
Phoenix, AZ 85023


All Executive Officers and       5,439,781                       82.92%
Directors as a Group (3 persons)

(1) Mr. Tappan's beneficial ownership includes a warrant exercisable for the purchase of 100,000 shares of Common Stock at $0.01 per share. The warrant expires in October 2006.

(2) Mr. Conquest's beneficial ownership includes 129,781 shares of Common Stock, and a warrant exercisable for the purchase of 100,000 shares of Common Stock at $0.01 per share. The warrant expires in October 2006.

                                    PROPOSAL

APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED ARTICLES OF INCORPORATION, AS AMENDED, (I) TO CHANGE THE COMPANY'S NAME TO "CSI TECHNOLOGIES, INC." AND (II) TO AUTHORIZE THE COMPANY TO ISSUE UP TO 10,000,000 SHARES OF PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE, AND TO SPECIFICALLY VEST AUTHORITY IN THE BOARD OF DIRECTORS TO FIX AND DETERMINE ANY CLASS OR SERIES OF PREFERRED STOCK AND THE NUMBER OF SHARES OF EACH CLASS OR SERIES AND TO PRESCRIBE THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF ANY CLASS OR SERIES ESTABLISHED

     The Company's stockholders are being asked to approve an amendment to the Company's Articles of Incorporation, as amended, (i) to effect a change of the Company name to "CSI Technologies, Inc.", and (ii) to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established.

REQUIRED VOTE

     The affirmative vote of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting of Stockholders is required to approve the Proposal. As a result, abstentions and broker non-votes will have the same effect as negative votes. In the absence of instructions to the contrary, proxies covering the Common Stock will be voted for the Proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, (I) TO AMEND ARTICLE ONE TO EFFECT A CHANGE OF THE COMPANY NAME TO "CSI TECHNOLOGIES, INC.", AND (II) TO AMEND ARTICLE FOUR TO AUTHORIZE THE COMPANY TO ISSUE UP TO 10,000,000 SHARES OF PREFERRED STOCK, $0.0001 PAR VALUE PER SHARE, AND TO SPECIFICALLY VEST AUTHORITY IN THE BOARD OF DIRECTORS TO FIX AND DETERMINE ANY CLASS OR SERIES OF PREFERRED STOCK AND THE NUMBER OF SHARES OF EACH CLASS OR SERIES AND TO PRESCRIBE THE VOTING POWERS, DESIGNATIONS, PREFERENCES, LIMITATIONS, RESTRICTIONS AND RELATIVE RIGHTS OF ANY CLASS OR SERIES ESTABLISHED.

     The Board has unanimously adopted a resolution approving, and recommending to the Company's stockholders for their approval, a proposal to amend the Company's Articles of Incorporation, as amended, as follows: (i) to amend Article One to change the name of the Company to "CSI Technologies, Inc." (the "Name Change"), and (ii) to amend and restate Article Four to set forth the authorized capitalization of the Company to be 100,000,000 shares of common stock, $0.0001 par value per share, and 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors (the "Vested Authority") to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established (the "Preferred Stock Characteristics"). The form of the proposed amendment to our Certificate of Incorporation is annexed to this Proxy Statement as Appendix A (the "Certificate of Amendment"). Approval and filing of the Amendment will effectuate the specific changes to the Articles of Incorporation as set forth above. As of June 25, 2003 there were 6,558,544 shares of Common Stock outstanding.

     James Keaton, Jr., the Company's President, owned approximately 77.9% of the Common Stock as of June 25, 2003. Mr. Keaton's Common Stock holdings are sufficient to approve the amendment to the Company's Articles of Incorporation, as amended, to effect the Name Change and to effect the Vested Authority, and we anticipate that Mr. Keaton will vote FOR this Proposal.

REASONS FOR THE NAME CHANGE

     The Board has sought to select a new name for the Company that reflects the Company's history, more readily identifies the Company's business, and offers recognition and appeal for the Company's products and services in the marketplace. The Board has determined that it is in the best interests of the Company and its stockholders to affect the Name Change to "CSI Technologies, Inc.". The Name Change would become effective upon filing the proposed Certificate of Amendment with the Secretary of State of the State of Nevada or such later date as may be set forth in the Certificate of Amendment.

REASONS FOR THE AUTHORIZED ISSUANCE OF PREFERRED STOCK AND THE VESTED AUTHORITY IN THE BOARD OF DIRECTORS

     The Board also seeks approval of an amendment to the Company's Articles of Incorporation to authorize the Company to issue up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and to vest authority in the Board to prescribe the classes and series and the Preferred Stock Characteristics of the preferred stock. The Company was incorporated in Nevada, and applicable provisions of the Nevada Revised Statutes provide that if the Company desires to have more than one class or series of stock, then the designation of series or classes of shares of stock, including the Preferred Stock Characteristics, may be either specifically set forth in the Articles of Incorporation or the Articles of Incorporation may vest authority in the Board of Directors to act by resolution to make such designations including the Preferred Stock Characteristics. Originally, the Articles of Incorporation only provided for the issuance of up to 100,000,000 shares of Common Stock, par value $0.0001 per share and no shares of preferred stock. The amendment will authorize the additional issuance of up to 10,000,000 shares of preferred stock, $0.0001 par value per share, and vest authority in the Board to, by resolution, designate classes or series for the preferred stock and the Preferred Stock Characteristics. By vesting authority in the Board of Directors to make such designations and determine the Preferred Stock Characteristics, it provides great flexibility to the Company in raising capital through the issuance of preferred stock. The Board can evaluate, create and determine the Preferred Stock Characteristics needed for a successful issuance of preferred stock and incorporate those characteristics into the specific designation of the class or series of preferred stock established by the Board without the more cumbersome, time consuming and expensive process of noticing a stockholders meeting and obtaining stockholders votes to amend the Articles of Incorporation for the purpose of designating the classes or series for the preferred stock and prescribing the Preferred Stock Characteristics. As a result, upon approval of the Amendment, the Board will have authority to determine the terms of shares of preferred stock to be issued including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters.

SHARES OF COMMON STOCK ISSUED AND OUTSTANDING

     The Company is currently authorized to issue a maximum of 100,000,000 shares of Common Stock. As of June 25, 2003, there were approximately 6,558,544 shares of Common Stock issued and outstanding. The Amendment will not change the number of outstanding shares of Common Stock.

     With the exception of the number of authorized shares of Common Stock, the rights and preferences of the shares of Common Stock prior and subsequent to the Amendment will remain the same. After the effectiveness of the Amendment, it is not anticipated that the financial condition of the Company, the percentage ownership of management, the number of the Company's stockholders, or any aspect of the Company's business would materially change as a result of the Amendment.

     The Common Stock is currently registered under Section 12(g) of the Exchange Act, and as a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect the registration of the Common Stock under the Exchange Act.

     Holders of the Common Stock have no preemptive or other subscription rights.

EFFECTS OF THE NAME CHANGE

     As a result of the Name Change affected upon approval of the Proposal and the filing of the Certificate of Amendment, the Company will have formal stockholder approval of the Name Change to "CSI Technologies, Inc." and this will be reflected in the corporate records of the Secretary of State of the State of Nevada. Since September, 2002, the Company has operated under the name of "CSI Technologies, Inc." Approval of the Amendment and filing of the Certificate of Amendment with the Secretary of State of the State of Nevada will complete the process of the Name Change.

EFFECTS OF THE AUTHORIZED ISSUANCE OF PREFERRED STOCK AND THE VESTED AUTHORITY IN THE BOARD OF DIRECTORS

     The outstanding shares of Common Stock will continue to have unlimited voting rights in accordance with Nevada law. In general, holders of outstanding shares of preferred stock are entitled to receive the net assets of the Company upon dissolution. With the Vested Authority, the Board of Directors may, through Board resolutions approved from time to time, approve the issuance of shares of preferred stock including the designation of specific classes, series and the number of shares thereof and prescribe the Preferred Stock Characteristics, all without any future approval by the stockholders. This means that the terms of any shares of preferred stock actually issued, including dividends, conversion prices, voting rights, redemption prices, maturity dates and similar matters will be determined by the Board of Directors without any further authorization by the common stockholders.

     The effect of this is that in the event that the Company is dissolved, then holders of outstanding shares of preferred stock which the Board of Directors authorized pursuant to authority granted under the Amendment, will receive the net assets of the Company to the detriment of the holders of shares of Common Stock. In addition, the rights of the holders of Common Stock will be subject to, and may be adversely affected by, the rights of the holders of shares of preferred stock that the Board may issue in the future. The Board expects to issue shares of preferred stock from time to time. The issuance of preferred stock, while providing greater flexibility in connection with raising capital, possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of the outstanding voting stock of the Company, thereby delaying, deferring, or preventing a change in control of the Company (our Chairman and President James Keaton, Jr. currently owns 77.9% of the outstanding shares of Common Stock). Moreover, holders of shares of preferred stock may have other rights, including economic rights senior to those of holders of shares of Common Stock and the ability to convert shares of preferred stock into shares of Common Stock, and, as a result, the existence and issuance thereof could have a material adverse affect on the market value of the Common Stock, and a dilutive affect by increasing the number of outstanding shares of Common Stock. The Company may from time to time in the future, issue preferred stock for financing or other purposes with rights, preferences, or privileges senior to the Common Stock.

APPRAISAL RIGHTS

     No appraisal rights are available under Nevada law or under the Company's Articles of Incorporation, as amended, or By-Laws to any stockholder who dissents from the proposal to approve the Amendment. There may exist other rights or actions under state law for stockholders who are aggrieved by the actions contemplated by the Proposal. Although the nature and extent of such rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

EFFECT ON LEGAL ABILITY TO PAY DIVIDENDS

     The Amendment itself will have no material impact on the legal ability of the Company to pay dividends although dividends may only be paid if authorized by the Board of Directors and the determination has been made by the Board that the financial condition of the Company meets the requirements under the Nevada Revised Statutes for such a distribution. However, it is probable that provisions of specific series of preferred stock that may be designated by the Board will prohibit the payment of dividends on shares of Common Stock prior to the payment of dividends that have accrued on shares of such series of preferred stock.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Our current By-Laws do not have an advance notice provision for stockholder business to be presented at meetings of stockholders. However, the Securities and Exchange Commission ("SEC") has rules and regulations regarding the submission of any stockholder proposals for the purpose of including such proposals in our proxy statement. Under the SEC rules and regulations, a stockholder proposal relating to nominations or other business, to be timely, must be received at our principal executive offices not less than 120 calendar days in advance of the anniversary date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting or, in the case of a special meeting, such stockholder proposal must be received a reasonable time before the Company begins to print and mail its proxy materials.

     Under the SEC rules and regulations, if you wish to bring other business before the stockholders at the special meeting of stockholders:

     o You must have continuously held at least $2,000 in market value, or 1%, of the Company's securities entitled to be voted on the proposal at the meeting for at least one year by the date you submit the proposal and continue to hold those securities through the date of the meeting.

     o You must be a stockholder of record at the time of giving notice and be entitled to vote at the meeting of stockholders to which the notice relates;

     o For nominations, you must give written notice of your nomination and include detailed information, including your name and address and the name and address of your nominee(s), a representation that you are a holder of record of our securities entitled to vote at the meeting, the number of shares of Common Stock which you beneficially own, a description of any arrangements between you and each nominee, information concerning such nominee as would be required for proxy disclosure had the Board of Directors nominated your nominee, and the consent of your nominee(s) to serve as directors if elected; or

     o For other business, your notice must contain specific information, including a description of the business to be brought before the meeting, your name and address, the number of shares of Common Stock which you own (beneficially or of record), a description of any arrangements between you and any other person in connection with the proposal of such business and any material interest you have in such business, and a representation that you intend to appear in person or by proxy at the meeting.

     A nomination or other proposal will be disregarded if it does not comply with the above procedures and any additional requirements under the SEC rules and regulations.

                                  OTHER MATTERS

     As of the date of this proxy statement, we are not aware of any matter to be presented for action at the special meeting other than the matters described in these materials. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the Board of Directors, or in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

                                       By Order of the Board of Directors,



July __, 2003                          James Keaton, Jr.
                                       CHAIRMAN AND PRESIDENT

                                   APPENDIX A

                            CERTIFICATE OF AMENDMENT
                                       TO

                            ARTICLES OF INCORPORATION
                                       OF
                             CSI TECHNOLOGIES, INC.


     The undersigned, the President of CSI Technologies, Inc., a Nevada corporation (the "Corporation"), does hereby certify as follows:

     FIRST: That the name of the Corporation is CSI Technologies, Inc.

     SECOND: That the Certificate of Incorporation of the Corporation was filed with the Nevada Secretary of State on February 3, 2000 and was amended on March 12, 2001 and September 23, 2002.

     THIRD: That ARTICLE ONE of said Articles of Incorporation is hereby amended and restated as follows:

          "[NAME]. The name of the corporation is:

                             CSI TECHNOLOGIES, INC."

     FOURTH: That ARTICLE FOUR of said Articles of Incorporation is hereby amended and restated as follows:

          "[CAPITAL STOCK]. The corporation shall have authority to issue an aggregate of One Hundred Million (100,000,000) shares of common stock with a par value of one one-hundredth of one cent ($0.0001) per share, and Ten Million (10,000,000) shares of preferred stock with a par value of one one-hundredth of one cent ($0.0001) per share, undesignated as to class, voting powers, designations, preferences, limitations, restrictions or relative rights. The Board of Directors of the corporation is authorized to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established, all by resolution of the Board of Directors and in accordance with Sections 78.195 and 78.1955 of the Nevada Revised Statutes, as amended and supplemented.

          The corporation's capital stock may be issued and sold, from time to time, for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value.

          The stockholders shall not possess cumulative voting rights at all stockholders' meetings for the purpose of electing directors of the corporation."

     FIFTH: The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 78.390 of the Nevada Revised Statutes, as amended and supplemented, and the Corporation's By-Laws at a meeting of the Board of Directors of the Corporation.

     SIXTH: At a Special Meeting of the Stockholders of the Corporation, duly called and held, a majority of the shares of the outstanding Common Stock entitled to vote thereon were voted in favor of the amendment in accordance with
Section 78.390 of the Nevada Revised Statutes, as amended and supplemented.

     SEVENTH: This amendment shall be effective on the date this Certificate of Amendment is filed and accepted by the Secretary of State of the State of Nevada.

     The undersigned, being the President of the Corporation, for purposes of amending its Articles of Incorporation pursuant to the Nevada Revised Statutes as amended and supplemented, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument on ______________, 2003.


                                        CSI TECHNOLOGIES, INC.



                                        By: __________________________________
                                            Name: James Keaton, Jr., President

                             CSI TECHNOLOGIES, INC.
                         SPECIAL MEETING OF STOCKHOLDERS
                             THURSDAY, JULY 24, 2003
                          9 A.M., PACIFIC DAYLIGHT TIME


CSI TECHNOLOGIES, INC.
17650 NORTH 25TH AVENUE
PHOENIX, ARIZONA 85023                                                     PROXY

----------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints James Keaton, Jr., Ron Conquest and Steve Tappan, and each of them, proxies, with power of substitution, acting unanimously and voting or if only one is present and voting then that one, to vote the shares of stock of CSI Technologies, Inc. which the undersigned is entitled to vote, at the Special Meeting of Stockholders to be held at 17650 North 25th Avenue, Phoenix, Arizona 85023 on Thursday, July 24, 2003, at 9 a.m., Pacific Daylight Time, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if present.

See reverse for voting instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to CSI Technologies, Inc. 17650 North 25th Avenue, Phoenix, Arizona 85023.

PROPOSAL: APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION, AS AMENDED,
(i) to amend Article One to change the name of the Company to "CSI Technologies, Inc.", and (ii) to amend Article Four to AUTHORIZE THE company to ISSUe UP TO 10,000,000 shares of preferred stock, $0.0001 par value per share, and to specifically vest authority in the Board of Directors to fix and determine any class or series of preferred stock and the number of shares of each class or series and to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of any class or series established.

______ FOR        ______ AGAINST          ______ ABSTAIN

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS THAT PROPERLY MAY BE PRESENTED AT THE MEETING.

IF YOU MAIL US YOUR PROPERLY EXECUTED PROXY CARD, WE WILL VOTE YOUR SHARES AS YOU DIRECT. IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM FOR THE PROPOSAL.

The undersigned hereby revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof. ________________________

Address Change? Mark Box [ ] Indicate changes below:

--------------------------------------------------------------------------------
                                 Address Change

Please sign EXACTLY as your name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If more than one trustee, all should sign. If shares are held jointly, both owners must sign.
                                           Date:
                                                 -------------------------------


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Signature(s) in Box                        Signature(s) in Box